UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019 (February 27, 2019)

Brighthouse Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2019, Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”) issued a news release announcing the departure of Anant Bhalla, the Company’s Chief Financial Officer, effective March 14, 2019. Conor Murphy, the Company’s Chief Operating Officer, has been appointed to serve as the interim Chief Financial Officer, effective February 27, 2019. Mr. Bhalla will pursue new opportunities and his departure is not due to any matters related to the Company’s financial statements or disclosures, or accounting principles and practices. The Company will immediately commence a search for Mr. Bhalla’s successor. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Mr. Murphy, age 50, has served as the Company’s Chief Operating Officer since June 2018. Prior to that, he served as the Company’s Executive Vice President and Chief Product and Strategy Officer and was the head of Client Solutions. Prior to joining Brighthouse Financial in September 2017, Mr. Murphy was the chief financial officer for MetLife, Inc.’s (“MetLife”) Latin America region, a position he held since 2012. Previously, he led MetLife’s international strategic planning organization, responsible for global business strategy, including M&A in international markets. Mr. Murphy’s broad experience also includes serving as chief financial officer for MetLife’s Europe, the Middle East and Africa (EMEA) region, MetLife’s head of investor relations and chief financial officer of MetLife’s Investments organization.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News release of Brighthouse Financial, Inc., dated February 28, 2019, announcing departure of Anant Bhalla, Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ D. Burt Arrington
Name:	D. Burt Arrington
Title:	Corporate Secretary

Date: February 28, 2019